UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2023
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 26, 2023, at the annual meeting of shareholders (the “2023 Annual Meeting”) of Marathon Petroleum Corporation (the "Company"), the Company's shareholders approved an amendment to the Company's Restated Certificate of Incorporation to increase the maximum size of the Board of Directors, from 12 to 15 directors. Following shareholder approval, the Company's Board of Directors approved the form of Certificate of Amendment to the Company's Restated Certificate of Incorporation, and a form of Restated Certificate of Incorporation, which restates and integrates into a single document, but does not further amend, the Company's certificate of incorporation, as amended and restated to date. On April 26, 2023, the Company filed the Certificate of Amendment and the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The foregoing summary of the Certificate of Amendment and the Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Restated Certificate of Incorporation, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company's 2023 Annual Meeting was held on April 26, 2023. Following are the voting results for the proposals considered and voted upon at the 2023 Annual Meeting.

1.	ELECTION OF CLASS III DIRECTORS

The shareholders elected each of J. Michael Stice, John P. Surma, Susan Tomasky and Toni Townes-Whitley as Class III directors, each to serve terms expiring on the date of the Company’s 2026 annual meeting of shareholders and until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
J. Michael Stice	281,751,932	8,725,354	28,687,976	58,911,163
John P. Surma	277,566,791	8,345,298	33,253,173	58,911,163
Susan Tomasky	292,552,851	4,050,953	22,561,458	58,911,163
Toni Townes-Whitley	299,459,390	1,740,538	17,965,334	58,911,163

2.	RATIFICATION OF INDEPENDENT AUDITOR FOR 2023

The shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending December 31, 2023, by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
370,597,572	6,071,551	1,407,302

3.	APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
292,693,062	24,656,953	1,815,247	58,911,163

4.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
315,595,358	2,339,930	1,229,974	58,911,163

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY PROVISIONS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate supermajority provisions did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
314,650,951	3,376,933	1,137,378	58,911,163

6.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation increase the maximum size of the Board of Directors received the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
364,063,263	11,599,489	2,413,673

7.	SHAREHOLDER PROPOSAL SEEKING A SIMPLE MAJORITY VOTE

The shareholder proposal seeking a simple majority vote was approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
164,215,895	153,061,472	1,887,895	58,911,163

8.	SHAREHOLDER PROPOSAL SEEKING AN AMENDMENT TO THE COMPANY'S EXISTING CLAWBACK PROVISIONS

The shareholder proposal seeking an amendment to the Company's existing clawback provisions was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
143,416,366	174,043,526	1,705,370	58,911,163

9.	SHAREHOLDER PROPOSAL SEEKING A REPORT ON JUST TRANSITION

The shareholder proposal seeking a report on just transition was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
51,171,872	260,033,578	7,959,812	58,911,163

10.	SHAREHOLDER PROPOSAL SEEKING AN AUDITED REPORT ON ASSET RETIREMENT OBLIGATIONS

The shareholder proposal seeking a an audited report on asset retirement obligations was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
72,056,856	244,631,479	2,476,927	58,911,163

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment, dated April 26, 2023, to the Restated Certificate of Incorporation of Marathon Petroleum Corporation

3.2	Restated Certificate of Incorporation of Marathon Petroleum Corporation, dated April 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: April 27, 2023	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary